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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8 - K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 4, 1996

                        CONSOLIDATED STORES CORPORATION
             (Exact name of registrant as specified in its charter)

     Delaware                          1-8897                  06-1119097
- ----------------------------  ------------------------ -----------------------
(State or other jurisdiction  (Commission File Number) (IRS Identification No.)
 of incorporation)


        1105 North Market Street, Suite 1300
                  P. O. Box 8985
                  Wilmington, DE                                 19899
       (Address of principal executive offices)               (Zip Code)

      Registrant's telephone number, including area code:  (302) 478-4896

                                 Not applicable
         (Former name or former address, if changed since last report.)










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Item 5.  Other Events

         On May 13, 1996, Consolidated Stores Corporation released earnings for the first quater fiscal of 1996 which ended May 4, 1996. The press release is attached hereto as Exhibit 99.

Item 7.  Financial Statements and Exhibits.

    (c)  Exhibits.

         Exhibit 99.     Press Release dated May 13, 1996

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CONSOLIDATED STORES CORPORATION


Dated:  May 13, 1996                   By:   /s/ Michael J. Potter
                                             ------------------------------
                                             Michael J. Potter
                                             Sr. Vice President and Chief
                                              Financial Officer


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                              INDEX TO EXHIBITS
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      Exhibit                                                         Page
        No.                     Description                            No.
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
  99               The Company's Press Release dated May 13, 1996.       3

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Form 8-K                                                            Page 2 of 3